UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     April 6, 2006
                                                --------------------------------

                              GSAMP Trust 2006-HE2
                   ------------------------------------------
                         (Exact name of issuing entity)


                         Goldman Sachs Mortgage Company
            ----------------------------------------------------------
               (Exact name of sponsor as specified in its charter)


                          GS Mortgage Securities Corp.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                   333-127620-28                13-3387389
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)            Identification No.)

85 Broad Street, New York, New York                               10004
--------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code      (212) 902-1000
                                                  ------------------------------


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

      On April 6, 2006, GS Mortgage Securities Corp. (the "Company") caused the issuance of the GSAMP Trust 2006-HE2 Mortgage Pass-Through Certificates, Series 2006-HE2 (the "Certificates"). The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Credit-Based Asset Servicing and Securitization LLC, as seller, Litton Loan Servicing LP, as servicer, and U.S. Bank National Association, as trustee. The Class A-1, Class A-2, Class A-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates (the "Publicly Offered Certificates"), having an aggregate initial principal amount of $578,923,000, were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement, dated as of April 4, 2006, by and between the Company and the Underwriter. In connection with the issuance and sale to the Underwriter of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached as an exhibit to this report.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

(c)   Exhibits

Exhibit 5 Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated as of April 6, 2006.

Exhibit 8 Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated as of April 6, 2006 (included as part of Exhibit 5).

Exhibit 23     Consent of Cadwalader, Wickersham & Taft LLP (included as part of
               Exhibit 5).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: April 6, 2006                       GS MORTGAGE SECURITIES CORP.




                                          By:         /s/ Michelle Gill
                                              ----------------------------------
                                              Name:   Michelle Gill
                                              Title:  Vice President

                                INDEX TO EXHIBITS

Item  601(a)  of
Regulation S-K                                                  Paper (P)
Exhibit No.          Description                              Electronic (E)
-----------          -----------                              --------------

5                    Legality Opinion of Cadwalader,                (E)
                     Wickersham & Taft LLP, dated as of April 6,
                     2006.

8                    Tax Opinion of Cadwalader, Wickersham          (E)
                     & Taft LLP, dated as of April 6, 2006
                     (included as part of Exhibit 5).

23                   Consent of Cadwalader, Wickersham &            (E)
                     Taft LLP (included as part of Exhibit 5).